January 23, 2014 Quarterly update FY 2014 first quarter Exhibit 99.2

Agenda Introduction  Glen Ponczak, Vice President, Global Investor Relations Overview  Alex Molinaroli, Chairman and Chief Executive Officer Business results and financial review  Bruce McDonald, Executive Vice President and Chief Financial Officer Q&A 2 FORWARD-LOOKING STATEMENTS Johnson Controls, Inc. has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward- looking statements. These factors include the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial contracts, as well as other factors discussed in Item 1A of Part I of Johnson Controls’ most recent Annual Report on Form 10-K for the year ended September 30, 2013. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are only made as of the date of this document, and Johnson Controls assumes no obligation, and disclaims any obligation, to update forward-looking statements to reflect events or circumstances occurring after the date of this document.

2014 first quarter Macro environment  Higher global automotive industry production – North America +5% – Europe +2% – China +14%  Mixed aftermarket battery demand – Cold North America temperatures in December / January a positive – Europe aftermarket demand trending lower  Signs of improving U.S. and Europe commercial HVAC demand  Strong markets in China across all businesses 3

2014 first quarter  Sales: $10.9 billion, up 5% vs. $10.4 billion in Q1 2013  Segment income: $686 million, up 25% vs. $549 million in Q1 2013  Net income: $469 million, up 31% vs. $359 million in Q1 2013  EPS: $0.69 per diluted share, up 33% vs. $0.52 in Q1 2013 4 Q1 results are consistent with the guidance provided at analyst day in December 2013 2014 second quarter outlook  EPS: $0.64 - $0.66, up approx. 45%* 2014 full year outlook No change to fiscal 2014 guidance  Segment income +15%  EPS: $3.15 - $3.30 * Reflects 2013 LIFO to FIFO accounting change

2014 first quarter highlights  Finalized agreement to sell remaining Electronics business  Announced a 16% increase in quarterly dividend  Completed $1.2 billion in share repurchases as part of a three-year $3.6 billion share repurchase program  Memorandum of Understanding for joint venture with Hitachi to expand Building Efficiency product offerings  Launched strategic review for Automotive Interiors  Awarded largest Building Efficiency contract in company history: State of Hawaii energy savings project 5

2014 first quarter Power Solutions 2014 2013 Net sales $1.8B $1.7B +6%  Improved aftermarket volumes in North America and Asia along with strong OE sales globally – Americas up 3% – Asia up 22% – Europe down 3%  AGM volumes up 26% Segment income $308M $276M +12%  Benefits of higher volume, increased vertical integration and improved pricing and mix  Segment margins improved 90 bps  Non-recurring gain in Q1 2014 on consolidation of an equity JV in South America ($19M) 6 AGM Micro Hybrid Electric Vehicle

2014 first quarter Building Efficiency 2014 2013 Net sales $3.4B $3.5B -4%  Soft demand across most markets – Asia up 1% – North America – flat – Middle East down 31%; Europe down 17%  Global Workplace Solutions sales down 5% Segment income $146M $172M -15%  Asian markets remain stable; segment margins up 180 bps  North America Systems & Service in line with prior year  Q1 2014 includes non-recurring contract related charges of approximately $20 million  Q1 2013 GWS benefited from a $22 million contract settlement 7 Commercial backlog and orders (at December 31, 2013)  Orders up 5%; increases in North America Systems & Service and Middle East offset softness in Latin America and Asia  Strong bidding activity in NA performance contracting  Backlog of $5.0B is down 1% vs. last year adjusted for divestitures and foreign exchange

2014 first quarter Automotive Experience 2014 2013 Net sales $5.8B $5.2B +10%  Seating up 10%; Interiors up 13% and Electronics up 7%  China sales (mostly non-consolidated) up 33% to $1.9B  Higher revenue in North America, Europe and Asia Segment income $232M $101M +130%  Significantly improved profitability in Europe attributable to higher volumes, Metals performance and benefits of cost reduction initiatives  Seating margins up 190 bps year-over-year  North America and China markets remain strong, with Europe continuing to improve 8 Fiscal Q1 production  North America up 5%  Europe up 2%  China up 14% Geographic Highlights  Asia segment margins improved 150 bps  Europe: $97 million improvement in earnings

First quarter 2014 Financial highlights 9 (in millions) 2014 (reported) 2013 (revised) % change Sales $10,908 $10,422 5% Gross profit % of sales 1,657 15.2% 1,516 14.5% 9% SG&A expenses 1,084 1,052 3% Equity income 113 85 33% Segment income $686 $549 25% 6.3% 5.3%  Sales – Excluding FX, sales up 4% (Euro/dollar average exchange rate at $1.36 in Q1 2014 vs. $1.30 in Q1 2013)  Gross profit – Impact of higher volumes and cost reduction initiatives  Equity income – Improved profitability from Automotive JVs; non-recurring gain in Q1 2014

First quarter 2014 Financial highlights  Financing – Lower average borrowing levels  Income tax provision – Underlying 2014 tax rate of 20%, consistent with 2013  Non-controlling interests – Higher profitability of Automotive JVs  Diluted EPS – Share repurchase program reduced the number of outstanding shares 10 (in millions, except earnings per share) 2014 (reported) 2013 (revised) Segment income $686 $549 Financing charges - net 55 61 Income before taxes 631 488 Income tax provision 126 99 Net income 505 389 Income attributable to non-controlling interests 36 30 Net income attributable to JCI $469 $359 Diluted earnings per share $0.69 $0.52